UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015 (April 17, 2015)

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1780 55th St., Suite C Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-5271

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 21, 2015, Surna Inc. (“Surna”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2015, the board of directors of Surna (the “Board”) appointed Tae Darnell as interim principle executive officer and President to replace Tom Bollich in connection with his resignation from the positions of President, Chief Executive Officer, and Chairman of the Board, effective immediately. Mr. Bollich also resigned as a member of the Board as of that same day. Mr. Darnell will act as Surna’s principle executive officer until the Board appoints a permanent Chief Executive Officer. Additionally, Mr. Darnell will continue to serve as Surna’s General Counsel.

Mr. Darnell, age 42, has been with Surna since 2014. He joined the Board on March 26, 2014. He was appointed Vice President and General Counsel on April 2, 2014 and assumed the role of Secretary on April 14, 2014 until April 17, 2015. Previously, Darnell had been in the private practice of law since 2008. From July 2008 to the present, he has been the principal at the Law offices of Tae Darnell. He co-founded the Cannabis Law Center and was a partner with McAllister, Darnell, and Gottlieb, P.C. (later McAllister, Darnell and Associates, P.C.) from May 2010 to July 2013. In addition, he is a certified NFL agent and worked with the Atlas Sports Agency from April 2011 to September 2013. Outside of his sports agency representation, Darnell has focused his general practice on serving Colorado’s burgeoning cannabis industry. His firms have represented over 500 dispensaries, cultivation premises, and infused product manufacturing companies, and he played a pivotal role in Colorado’s movement to a regulated cannabis market. Darnell earned his J.D. from the Sturm College of Law at the University of Denver.

Mr. Darnell does not have any family relationships with any of the officers or directors of Surna.

Mr. Darnell does not have an interest in any transaction required to be reported pursuant to Item 404(a) of Regulation S-K under Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURNA INC.

Dated: April 23, 2015	By:	/s/ Douglas McKinnon
	Name:	Douglas McKinnon
	Title:	Executive Vice President and Chief Financial Officer